Exhibit 10.2

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

               THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of June 18, 2003 by and among Capital Trust, Inc., a Maryland corporation (the "Company"), and the Persons named on Schedule A attached hereto (each an "Initial Holder" and collectively, the "Initial Holders").

                                    Recitals

               WHEREAS, pursuant to the terms of that certain stock purchase agreement, dated as of June 13, 2003, by and among the Company and the Initial Holders (the "Stock Purchase Agreement"), the Company has offered and sold to the Initial Holders in a private placement an aggregate of 1,075,000 shares of class A common stock, par value $.01 per share, of the Company (the "Common Stock"); and

               WHEREAS, the Company has agreed to issue the Common Stock to the Holders (as defined below) and to grant to the Holders the registration rights set forth in this Agreement.

               NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

               Section 1. Definitions.

               As used in this Agreement, the following capitalized defined terms shall have the following meanings:

               "Advice" has the meaning set forth in Section 3(b) hereof.

               "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or is under common control with such Person. For the purposes of this definition, "control", when used with respect to any Person, means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated", "controlling" and "controlled" have meanings correlative to the foregoing.

               "Business Day" means a day other than a Saturday, Sunday or other day on which banking institutions in New York, New York are permitted or required by any applicable law to close.

               "Closing Date" means the date of closing on the purchase and sale of Common Stock pursuant to the Stock Purchase Agreement.

               "Commission" means the Securities and Exchange Commission.

               "Common Stock" has the meaning set forth in the Recitals.

               "Company" has the meaning set forth in the Preamble and also includes the Company's successors.

               "Delay Notice" has the meaning set forth in Section 2(c) hereof.

               "Delay Period" has the meaning set forth in Section 2(c) hereof.

               "Effectiveness Period" has the meaning set forth in Section 2(b) hereof.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

               "Holder" or "Holders" means the Initial Holder(s) or each Person to whom a Holder Transfers Registrable Securities in accordance with Section 7(c).

               "Initial Holder" or "Initial Holders" has the meaning set forth in the Preamble

               "Inspectors" has the meaning set forth in Section 3(a)(xii) hereof.

               "NASD" means the National Association of Securities Dealers, Inc.

               "Person" means an individual, partnership, corporation, limited liability company, trust, estate, or unincorporated organization, or other entity, or a government or agency or political subdivision thereof.

               "Prospectus" shall mean the prospectus included in a Shelf Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and, in each case, including all documents incorporated by reference therein.

               "Records" has the meaning set forth in Section 3(a)(xii) hereof.

               "Registrable Securities" means (i) the shares of Common Stock purchased pursuant to the Stock Purchase Agreement; (ii) any shares of Common Stock or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or


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



other security which is issued as) a dividend or other distribution with respect to, or in exchange by the Company generally for, or in replacement by the Company generally of, such shares of Common Stock; and (iii) any securities issued in exchange for such shares of Common Stock in any merger, combination or reorganization of the Company; provided, however, that Registrable Securities shall not include any securities which have theretofore been registered and sold by a Holder pursuant to the Securities Act or which have been sold by a Holder to the public pursuant to Rule 144 or any similar rules promulgated by the Commission pursuant to the Securities Act, and, provided further, that the Company shall have no obligation under Section 2 to register any Registrable Securities of a Holder or keep any Shelf Registration Statement effective if the Company shall deliver to the Holders requesting such registration an opinion of counsel reasonably satisfactory to such Holders and their counsel to the effect that the proposed sale or disposition of all of the Registrable Securities does not require registration under the Securities Act for a sale or disposition in a single public sale in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act, and if the Company shall offer to remove any and all legends restricting transfer from the certificates evidencing such Registrable Securities. For purposes of this Agreement, a Person will be deemed to be a Holder of Registrable Securities whenever such Person has the then-existing right to acquire such Registrable Securities (by conversion, purchase or otherwise), whether or not such acquisition has actually been effected.

               "Rule 144" and "Rule 145" mean Rule 144 and Rule 145 promulgated under the Securities Act.

               "Securities Act" means the Securities Act of 1933, as amended from time to time.

               "Shelf Registration" shall mean a registration effected pursuant to Section 2(a) hereof.

               "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 2 hereof which covers all of the Registrable Securities, on an appropriate form under Rule 415 under the Securities Act, or any successor or similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

               "Stock Purchase Agreement" has the meaning set forth in the Recitals.

               "Transfer" means and includes the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security or any transfer upon any merger or consolidation) (and correlative words shall have correlative meanings); provided however, that any transfer or other disposition upon foreclosure or other




                                      -3-
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exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a Transfer.

               "Violation" has the meaning set forth in Section 5(a)(i).

               Section 2. Registration under the Securities Act.

               (a) Registration Requirement. The Company shall use best efforts to file with the Commission a Shelf Registration Statement meeting the requirements of the Securities Act within 30 days following the Closing Date, and shall use reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission as soon as reasonably practicable thereafter and in any event not later than 120 days after the filing of any such Shelf Registration Statement. No Holder of Registrable Securities shall be entitled to include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless and until such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder and furnishes to the Company in writing, within 10 Business Days after receipt of a request therefor, such information as the Company may, after conferring with counsel with regard to information relating to Holders that would be required by the Commission to be included in such Shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein. Each Holder as to which any Shelf Registration is being effected agrees to furnish to the Company all information with respect to such Holder necessary to make the information previously furnished to the Company by such Holder not materially misleading.

               (b) Effectiveness Requirement. The Company agrees to use its reasonable best efforts to keep each Shelf Registration Statement continuously effective and the Prospectus usable for resales for a period commencing on the date that such Shelf Registration Statement is initially declared effective by the Commission and terminating on the date when all of the Registrable Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement or cease to be Registrable Securities (the "Effectiveness Period"); provided, however, the Company shall be permitted to suspend sales of Securities during any Delay Period.

               (c) Delay Period. The term "Delay Period" shall mean, with respect to any obligation to keep any Shelf Registration Statement or Prospectus usable for resales pursuant to this Section 2, the shortest period of time determined in good faith by the Company to be necessary for such purpose when there exist circumstances relating to a material pending development, including but not limited to a pending or contemplated material acquisition or merger or other material transaction or similar event, which would require disclosure by the Company in such Shelf Registration Statement or Prospectus of material information which the Company determines in good faith that it has a bona fide business purpose for keeping confidential and non-public and the non-disclosure of which in such Shelf Registration Statement or Prospectus might cause such Shelf




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



Registration Statement or Prospectus to fail to comply with applicable disclosure requirements. A Delay Period shall commence on and include the date that the Company gives written notice (a "Delay Notice") to the Holders that the Prospectus is no longer usable as a result of a material pending development pursuant to Section 2(b) hereof and shall end on the date when the Holders are advised in writing by the Company that the current Delay Period has terminated (it being understood that the Company shall give such notice to all Holders promptly upon making the determination that the Delay Period has ended); provided, however, that the Company shall not be entitled to Delay Periods having durations that exceed ninety (90) days in the aggregate during any calendar year. The Company covenants and agrees that it shall not deliver a Delay Notice with respect to a Delay Period unless Company employees, officers and directors and their Affiliates and any other holders of registration rights with respect to the Company's Common Stock are also prohibited by the Company for the duration of such Delay Period from effecting any public sales of shares of Common Stock beneficially owned by them. The Company represents that it has no knowledge of any circumstance that would reasonably be expected at the time of the effectiveness of the Shelf Registration Statement pursuant to Section 2(a) to cause the Company to exercise its rights under this Section 2(c).

               (d) Notice. The Company will, in the event a Shelf Registration Statement is declared effective, provide to each Holder a reasonable number of copies of the Prospectus which is a part of such Shelf Registration Statement, notify each such Holder when such Shelf Registration Statement has become effective and take such other actions as are required to permit unrestricted resales of the Registrable Securities. The Company further agrees to supplement or amend each Shelf Registration Statement if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and the Company agrees to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the Commission.

               (e) Effective Shelf Registration Statement. A Shelf Registration Statement will not be deemed to have become effective unless it has been declared effective by the Commission; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to such Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Shelf Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Shelf Registration Statement may legally resume. The Company will be deemed not to have used its reasonable best efforts to cause a Shelf Registration Statement to become, or to remain, effective during the requisite period if it voluntarily takes any action or omits to take any action that would result in any such Shelf Registration Statement not being declared effective or that would result in the Holders of Registrable Securities covered thereby not being able to offer and sell such Registrable Securities during that period, unless such action or omission is required by applicable law.

               (f) Eligibility. As of the Closing Date, the Company will be eligible to file a Shelf Registration Statement with respect to the Registrable Securities.

               Section 3. Registration Procedures.

               (a) Obligations of the Company. In connection with its obligations under Section 2 hereof with respect to the Shelf Registration Statement, the Company shall, as expeditiously as practicable:

                              (i) prepare and file with the Commission a Shelf
               Registration Statement as prescribed by Section 2(a) within the relevant time period specified in Section 2(a) hereof on the appropriate form under the Securities Act, which form shall (i) be selected by the Company, (ii) be available for the sale of the Registrable Securities by the selling Holders thereof, and (iii) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith; the Company shall use its reasonable best efforts to cause such Shelf Registration Statement to become effective and remain effective and the Prospectus usable for resales in accordance with Section 2 hereof, subject to the proviso contained in Section 2(b) hereof; provided, however, that, before filing any Shelf Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford the Holders of the Registrable Securities covered by such Shelf Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed; and the Company shall not file any Shelf Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document, other than filings required under the Exchange Act, if the Holders, their counsel or the managing underwriters of an underwritten offering of Registrable Securities, if any, shall reasonably object in a timely manner;

                              (ii) prepare and file with the Commission such
               amendments and post-effective amendments to such Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement effective for the Effectiveness Period, subject to the proviso contained in Section 2(b) hereof or as reasonably requested by the Holders of a majority of Registrable Securities, and cause each Prospectus to be supplemented, if so determined by the Company or requested by the Commission, by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force), under the Securities Act, respond within a reasonable time to any comments received from the Commission with respect to such Shelf Registration Statement, or any amendment, post-effective amendment or supplement relating thereto, and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all Registrable Securities covered by such Shelf Registration Statement during the Effectiveness Period in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement;

                              (iii) register or qualify the Registrable
               Securities under all applicable state securities or "blue sky" laws of such jurisdictions by the time the applicable Shelf Registration Statement is declared effective by the Commission as any Holder of Registrable Securities covered by such Shelf Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request in writing in advance of such date of effectiveness, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this
               Section 3(a)(iii) hereof, (B) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process or (C) subject itself to taxation in any such jurisdiction if it is not then so subject;

                              (iv) promptly notify each Holder of Registrable
               Securities, its counsel and the managing underwriters of an underwritten offering of Registrable Securities, if any, and promptly confirm such notice in writing (A) when the Shelf Registration Statement covering such Registrable Securities has become effective and when any post-effective amendments thereto become effective, (B) of any request by the Commission or any state securities authority for amendments and supplements to such Shelf Registration Statement or Prospectus or for additional information after such Shelf Registration Statement has become effective, (C) of the issuance or threatened issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Shelf Registration Statement or the qualification of the Registrable Securities in any jurisdiction described in Section 3(a)(iii) hereof or the initiation of any proceedings for that purpose, (D) if, between the effective date of such

               Shelf Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any purchase agreement, securities sales agreement or other similar agreement cease to be true and correct in all material respects, (E) of the happening of any event or the failure of any event to occur or the discovery of any facts, during the Effectiveness Period, which makes any statement made in such Shelf Registration Statement or the related Prospectus untrue in any material respect or which causes such Shelf Registration Statement or Prospectus to omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (F) of the reasonable determination of the Company that a post-effective amendment to such Shelf Registration Statement would be appropriate;

                              (v) take reasonable efforts to prevent the entry
               of any stop order suspending the effectiveness of any Shelf Registration Statement, or if entered, to obtain the withdrawal of any such stop order at the earliest possible moment;

                              (vi) furnish to each Holder of Registrable
               Securities included within the coverage of a Shelf Registration Statement, without charge, a reasonable number of conformed copies of the Shelf Registration Statement relating to such Shelf Registration and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested) as such Holder or managing underwriters, if any, may reasonably request;

                              (vii) deliver to each selling Holder of
               Registrable Securities and each managing underwriter participating in any such disposition of Registrable Securities, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) as such Holder or managing underwriter may reasonably request (it being understood that the Company consents to the use of the Prospectus by each of the selling Holders of Registrable Securities and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus), such other documents incorporated by reference therein and any exhibits thereto as such selling Holder or managing underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder or underwriter;

                              (viii) cooperate with the selling Holders of
               Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and registered in such names as the selling Holders or any underwriters may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities pursuant to the Shelf Registration Statement relating thereto;

                              (ix) as soon as practicable after the resolution
               of any matter or event specified in Sections 3(a)(iv)(B), 3(a)(iv)(C), 3(a)(iv)(E) (subject to the proviso contained in Section 2(b) hereof) and 3(a)(iv)(F) hereof), prepare a supplement or post-effective amendment to the applicable Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                              (x) a reasonable time prior to the filing of any
               document which is to be incorporated by reference into a Shelf Registration Statement or a Prospectus after the initial filing of such Shelf Registration Statement, provide a reasonable number of copies of such document to the Holders and managing underwriters, if any, and make such of the representatives of the Company as shall be reasonably requested by the Holders of Registrable Securities available for discussion of such document;

                              (xi) if requested by the Holders of Registrable
               Securities in connection with a firm commitment underwritten offering of at least $1 million of Registrable Securities: (i)
               (A) enter into such agreements (including underwriting agreements) as are customary in underwritten offerings, (B) make such representations and warranties in such agreements to the underwriters (if any), with respect to the business of the Company and its subsidiaries as then conducted and with respect to the applicable Shelf Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings (all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters included in each such agreement shall also be made to and for the benefit of such Holders and any or all of the conditions precedent to the obligations of such underwriters under such agreements shall be conditions precedent to the obligations of such Holders), and confirm the same if and when requested and (C) include in such agreements such terms and conditions as are generally prevailing in agreements of that type, including, without limitation, indemnities no less

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               favorable to the recipient thereof than those provided in Section
               5 hereof; (ii) obtain opinions of counsel to the Company and updates thereof (which may be in the form of a reliance letter) in form and substance reasonably satisfactory to the managing underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters (it being agreed that the matters to be covered by such opinion may be subject to customary qualifications and exceptions); (iii) obtain "cold comfort" accountants' letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by such underwriters in accordance with Statement on Auditing Standards No. 72; and
               (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures customary for such agreements;

                              (xii) if requested by Holders of Registrable
               Securities in connection with a firm underwritten commitment offering of at least $1 million of Registrable Securities, make reasonably available for inspection by any selling Holder of Registrable Securities who certifies to the Company that it has a current intention to sell Registrable Securities pursuant to the Shelf Registration, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during the Company's normal business hours, all financial and other records, and pertinent organizational and operational documents of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, trustees and employees of the Company and its subsidiaries to supply all relevant information in each case reasonably requested by any such Inspector in connection with such Shelf Registration Statement, Records and information which the Company, in good faith, determines to be confidential and any Records and information which it notifies the Inspectors are confidential shall not be disclosed to any Inspector except where (i) the disclosure of such Records or information is necessary to avoid or correct a material misstatement or omission in the applicable Shelf Registration Statement,



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               (ii) the release of such Records or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or is necessary in connection with any action, suit or proceeding, or (iii) such Records or information previously have been made generally available to the public; each selling Holder of such Registrable Securities will be required to agree in writing that Records and information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public through no fault of an Inspector or a selling Holder; and each selling Holder of such Registrable Securities will be required to further agree in writing that it will, upon learning that disclosure of such Records or information is sought in a court of competent jurisdiction, or in connection with any action, suit or proceeding, give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of the Records and information deemed confidential;

                              (xiii) comply with all applicable rules and
               regulations of the Commission so long as any provision of this Agreement shall be applicable and make generally available to its securityholders earning statements satisfying the provisions of
               Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any twelve-month period (or 90 days after the end of any twelve-month period if such period is a fiscal year) or, in each case, such shorter period as may be required for the filing of reports containing quarterly and annual financial statements pursuant to the rules and regulations adopted under the Securities Act from time to time (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Shelf Registration Statement, which statements shall cover said twelve-month periods, provided that the obligations under this
               Section 3(a)(xiii) shall be satisfied by the timely filing of quarterly and annual reports on Forms 10-Q and 10-K under the Exchange Act;

                              (xiv) cooperate with each seller of Registrable
               Securities covered by a Shelf Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;



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



                              (xv) take all other steps necessary to effect the
               registration of the Registrable Securities covered by a Shelf Registration Statement contemplated hereby; and

                              (xvi) notwithstanding any other provision of this
               Section 3, if the Company becomes ineligible to use the registration form on which the Shelf Registration Statement is filed and declared effective pursuant to Section 2(a), thereby precluding any Holder from using the related Prospectus, the Company shall use best efforts to prepare and file either a post effective amendment to the Shelf Registration Statement to convert such registration statement to, or a new Shelf Registration Statement on, another registration form which the Company is eligible to use within 30 days after the date that the Company becomes ineligible, provided such other registration form shall be available for the sale of the Registrable Securities by the selling Holders thereof and such amended or new Shelf Registration Statement shall remain subject in all respects to the provisions of this Section 3.

               (b) Holders' Obligations.

                              (i) Each Holder agrees that, upon receipt of any
               notice from the Company of the occurrence of any event specified in Sections 3(a)(iv)(B), 3(a)(iv)(C), 3(a)(iv)(E), 3(a)(iv)(F)
               hereof or any Delay Notice, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement at issue until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(a)(ix) hereof or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

                              (ii) Each Holder agrees that the Company may
               require each seller of Registrable Securities as to which any registration is being effected to furnish to it such information regarding such seller as may be required by the staff of the Commission to be included in the applicable Shelf Registration Statement, the Company may exclude from such registration the Registrable Securities of any seller who fails to furnish such information within 10 Business Days after receiving such request, and the Company shall have no obligation to register under the Securities Act the Registrable Securities of a seller who so fails to furnish such information.

               Section 4. Expenses of Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities with respect to a Shelf Registration Statement for each selling Holder, including all registration, exchange listing, accounting, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company, and of the Company's independent public accountants, including the expenses of "comfort letters" required by or incident to such performance and compliance and reasonable fees and disbursements of one firm of counsel and one firm of accountants for the Initial Holders. Holders shall be responsible for any underwriting discounts and commissions and taxes of any kind (including without limitation, transfer taxes) relating to any disposition, sale or transfer of Registrable Securities.

               Section 5. Indemnification; Contribution.


               (a) Indemnification by the Company. If any Registrable Securities are included in a Shelf Registration Statement under this Agreement:

                              (i) To the extent permitted by applicable law, the
               Company shall indemnify and hold harmless each selling Holder, each Person, if any, who controls such selling Holder within the meaning of the Securities Act, and each officer, director, trustee, partner, and employee of such selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint or several), including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"):

                                             (A) Any untrue statement or alleged
                              untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto or any document incorporated by reference therein;

                                             (B) The omission or alleged
                              omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

                                             (C) Any violation or alleged
                              violation by the Company of the federal securities laws, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law;

provided, however, that the indemnification required by this Section 5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement in reliance upon and in conformity with written information furnished to the Company by the indemnified party expressly for use in connection with such registration; provided, further, that the indemnity agreement contained in this Section 5(a) shall not apply to any underwriter to the extent that any such loss is based on or arises out of an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact, contained in or omitted from any preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has not been sent or given to such Person at or prior to the confirmation of sale to such Person if such underwriter was under an obligation to deliver such final prospectus and failed to do so. The Company shall also indemnify underwriters participating in the distribution of the Registrable Securities, their officers, directors, agents and employees and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the selling Holders. This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such selling Holder or any indemnified party and shall survive the transfer of such securities by such Holder.

               (b) Indemnification by Holder. If any of a selling Holder's Registrable Securities are included in a registration statement under this Agreement, to the extent permitted by applicable law, such selling Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, any other selling Holder, any controlling Person of any such other selling Holder and each officer, director, partner, and employee of such other selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint and several), including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out or are based upon any untrue statement of a material fact or any omission of a material fact required to be stated in the

Registration Statement under which such Registrable Securities were registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light or the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission had been contained in any information furnished in writing by such selling Holder to the Company expressly for use in connection with such registration; provided, however, that (x) the indemnification required by this Section 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the relevant selling Holder of Registrable Securities, which consent shall not be unreasonably withheld, and (y) in no event shall the amount of any indemnity under this
Section 5(b) exceed the gross proceeds from the applicable offering received by such selling Holder. In no event shall a Holder be jointly liable with any other Holder as a result of its indemnification obligations.

               (c) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this
Section 5, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if not otherwise known by the indemnifying party and if it materially prejudices or results in forfeiture of substantial rights or defenses, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5, to the extent of any damage directly suffered by the indemnifying party as a result thereof, but shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 5. Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty
(30) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding, (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party, or (iv) in the reasonable judgment of the indemnified party, based upon advice of its counsel, a conflict of interest may exist between such party and the indemnifying party with respect to such claims (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one additional firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

               (d) Contribution. If the indemnification required by this Section 5 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 5:

                              (i) The indemnifying party, in lieu of
               indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5(a) and Section 5(b), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                              (ii) The parties hereto agree that it would not be
               just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 5(d)(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

               (e) Full Indemnification. If indemnification is available under this Section 5, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 5 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 5(d)(i) hereof.

               (f) Survival. The obligations of the Company and the selling Holders of Registrable Securities under this Section 5 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this agreement, and otherwise.

               Section 6. Covenants of the Company. The Company hereby agrees and covenants as follows:

               (a) Exchange Act Filings.

                              (i) The Company shall file as and when applicable,
               on a timely basis, all reports required to be filed by it under the Exchange Act. If the Company is not required to file reports pursuant to the Exchange Act, upon the request of any Holder of Registrable Securities, the Company shall make publicly available the information specified in subparagraph (c)(2) of Rule 144. The Company shall take such further action as may be reasonably required from time to time and as may be within the reasonable control of the Company, to enable the Holders to Transfer Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or any other exemption from registration. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

                              (ii) In connection with any sale, transfer or
               other disposition by a Holder of any Registrable Securities pursuant to Rule 144, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as the Holder may reasonably request at least two business days prior to any sale of Registrable Securities.

               (b) Merger, Consolidations and Sale of Assets. The Company shall not, directly or indirectly, (x) enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation or
(y) Transfer or agree to Transfer all or substantially all the Company's assets, unless prior to such merger, consolidation, reorganization or asset Transfer, the surviving corporation or the transferee, respectively, shall have agreed in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to include the securities which the Holders of Registrable Securities would be entitled to receive in exchange for Registrable Securities pursuant to any such merger, consolidation or reorganization.

               Section 7. Miscellaneous .

               (a) Amendments and Waivers.

                              (i) The provisions of this Agreement, including
               the provisions of this Section 7(a), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holders of a majority of the outstanding Registrable Securities, provided that no amendment, modification or supplement or waiver or consent to a departure with respect to
               Section 5 hereof shall be effective against any Holder unless consented to in writing by such Holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder of Registrable Securities, and the Company.

                              (ii) Notice of any amendment, modification or
               supplement to this Agreement adopted in accordance with this
               Section 7 shall be provided by the Company to the Holders prior to the effective date of such amendment, modification or supplement.

               (b) Notices. All notices or other communications under this Agreement shall be sufficient if in writing and delivered by hand or sent, postage prepaid by registered, certified or express mail, or by recognized overnight air courier service and shall be deemed given when so delivered by hand, or if mailed or sent by overnight courier service, on the third Business Day after mailing (one Business Day in the case of express mail or overnight courier service) to the parties at the following addresses:

                              (i) if to the Initial Holders, to the addresses
               set forth under their signatures on the signature page hereof and if to any other Holder to the address contained in the records of the Company;

                              (ii) if to the Company, to:

                                   Capital Trust, Inc.
                                   410 Park Avenue,
                                   14th Floor,
                                   New York, New York 10022
                                   Attention:  John R. Klopp
                                               Chief Executive Officer


                              with a copy to:

                              Paul, Hastings, Janofsky & Walker LLP
                              75 East 55th Street
                              New York, New York  10022
                              Attention:  Michael L. Zuppone

or at such other address as the addressee may have furnished in writing to the sender as provided herein.

               (c) Assignment.

                              (i) Except as expressly provided in this Section
               7(c), the rights of the parties hereto cannot be assigned and any purported assignment or transfer to the contrary shall be void ab initio. So long as the terms of this Section 7(c) are followed, any Holder may assign any of its rights under this Agreement, without the consent of the Company, to any Person to whom such holder Transfers any Registrable Securities or any rights to acquire Registrable Securities so long as such Transfer is not made pursuant to an effective Registration Statement or pursuant to Rule 144 or Rule 145 (or any successor provisions) under the Securities Act or in any other manner the effect of which is to cause the Transferred securities to be freely transferable without regard to the volume and manner of sale limitations set forth in Rule 144 (or any successor provision) in the hands of the transferee as of the date of such Transfer.

                              (ii) Notwithstanding Section 7(c)(i), no Holder
               may assign any of its rights under this Agreement to any Person to whom such Holder Transfers any Registrable Securities if the Transfer of such Registrable Securities requires registration under the Securities Act.

                              (iii) The nature and extent of any rights assigned
               shall be as agreed to between the assigning party and the assignee. No Person may be assigned any rights under this Agreement unless (x) the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee, identifying the securities of the Company as to which the rights in question are being assigned, and providing a detailed description of the nature and extent of the rights that are being assigned and (y) and the assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, the provisions of this Section 7(c).

               (d) Successors and Assigns; No Third Party Beneficiaries. This Agreement will be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. Except as set forth herein and by operation of law, no party to this Agreement may assign or delegate all or any portion of its rights, obligations, or liabilities under this Agreement without the prior written consent of the Company in the case of a Holder or of all Holders in the case of the Company. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties hereto and their respective successors and permitted assigns to the extent contemplated herein.

               (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

               (h) Specific Performance; Costs and Expenses. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction. The parties agree that if any party or parties violates this Agreement, in addition to the any other rights and remedies the non-violating party may have (including monetary damages), the prevailing party or parties shall be entitled to receive from the losing party or parties all costs and expenses, including reasonable attorneys' fees, incurred or expended by the prevailing party or parties to enforce its rights under the Agreement.

               (i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

               IN WITNESS WHEREOF, the undersigned Company has executed this Agreement as of the date first written above.



                                            CAPITAL TRUST, INC.

                                            By:/s/ John R. Klopp
                                               ---------------------------------
                                               Name:  John R. Klopp
                                               Title: Chief Executive Officer




                [Signature pages for persons named on Schedule A
                        have been intentionally omitted]

                                   Schedule A



        WIG LP
        Verna Harrah Trust
        HHS Partnership
        Jerry Markowitz and Maria Markowitz
        Barbara Clements Heller Revocable Trust
        Jerome Blank Irrevocable Trust
        Bernard Osher Trust
        Prism Partners I LP
        Fred Stein
        Sharon B Zell Family Trust
        JW Family Trust
        Richard F. Levy
        Kenneth D. Tuchman
        Harvey R. Heller
        Ramius Capital Group, LLC
        Portside Growth & Opportunity Fund Ltd.
        Sante Fe Art Foundation
        Diane Buchanan Wilsey
        SMS Trust
        ADS 1212 Trust
        You Lucky Dog Trust
        Prima Associates, LP
        The Alpha Fund
        Gaston Caperton
        John Pritzker
        Herb Lau and Carol Lau
        Mellon Bank NA, Custodian for the Public Employee Retirement System of
           Idaho
        Boston Safe Deposit and Trust Company, as Trustee of the Raytheon
           Combined DB/DC Master Trust
        Boston Safe Deposit and Trust Company, as Trustee of the Raytheon Master
           Pension Trust
        WHI Growth Fund, LP
        Shoshana Foundation Inc.
        Granite Fund I LLC